UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2013

Gepco, Ltd.

(Name of small business issuer specified in its charter)

Nevada	000-53559	80-0214025
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9025 Carlton Hills Blvd Ste. B

Santee, CA 92071

(Address of principal executive offices)

909-708-4303

(Registrant’s telephone number)

Wikifamilies, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c ))

ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On October 15, 2013, Gepco, Ltd. (the “Company”) entered into a Stock Purchase Agreement with Gemvest, Ltd. (the “Seller”) pursuant to which the Company shall purchase 100% of the issued and outstanding capital stock (“Shares”) of Gemvest, Ltd., a Nevada corporation (“Gemvest”). The purchase price for the Shares shall be 150,000,000 shares of the Company’s Common Stock. Closing of the agreement is subject to several closing conditions and is expected to occur on November 30, 2013 but no later than December 31, 2013.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit	Description
99.1	Stock Purchase Agreement dated October 15, 2013 between Gepco, Ltd. and Gemvest, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gepco Ltd.

Dated: October 15, 2013	By:	/s/ Trisha Malone
Chief Executive Officer